EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-31502) of PACCAR Financial Corp. and in the related Prospectus of our report dated February 21, 2002 with respect to the financial statements of PACCAR Financial Corp. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                                                                                                                                                /s/  Ernst & Young LLP

Seattle, Washington

March 22, 2002